EXECUTION VERSION FIRST AMENDMENT TO ASF LICENSE AGREEMENT This First Amendment (the “First Amendment”), dated as of July 20, 2015, to the License Agreement, effective as of April 1, 2011 (as modified by that certain Sapphire Transfer Pricing Analysis and Report for Fiscal Year Ended March 31, 2012, issued January 21, 2013, the “ASF License Agreement”), is entered into by and between GTAT Corporation (f/k/a GT Solar Incorporated) (“GT”), a Delaware corporation, and GT Advanced Technologies Limited (f/k/a GT Solar Hong Kong, Limited) (“GT HK” and, together with GT, the “Parties”), a limited liability company organized and existing under the laws of Hong Kong. Capitalized terms used in this First Amendment but not otherwise defined herein shall have the meaning set forth in the ASF License Agreement. RECITALS WHEREAS, on October 6, 2014 (the “Petition Date”), GT, GT HK, GT Advanced Equipment Holding LLC (“GT SPE”), GT Advanced Technologies, Inc. (“GT Parent”), GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC and GT Sapphire Systems Group LLC (collectively, the “Debtors”) filed chapter 11 cases in the United States Bankruptcy Court for the District of New Hampshire (the “Bankruptcy Court”); WHEREAS, under the ASF License Agreement, GT granted GT HK, among other things, the exclusive right and license (without reservation of right to GT) to make, have made, assemble, have assembled, use, sell, and/or import advanced sapphire furnaces (“ASF Furnaces”) in all countries outside of the United States; WHEREAS, GT and GT HK are parties to that certain Agreement for Sharing Development Costs, effective as of April 11, 2011 (the “Cost Sharing Agreement”) pursuant to which GT and GT HK agreed, among other things, to share the costs of the development of improvements to the original technology platform licensed under the ASF License Agreement (such improvements, the “Improvements”); WHEREAS, under the Cost Sharing Agreement, GT and GT HK each received the exclusive right and licenses (without reservation of right of the other party) to make, use, sell and/or import, copy, display, create derivative works, or otherwise exploit the Improvements within each party’s respective territory; WHEREAS, GT and GT HK are also parties to (a) that certain License Agreement, effective as of July 5, 2010 (as modified by that certain Amendment No. 1 to License Agreement, effective as of April 3, 2011, and as further modified by that certain Polysilicon Transfer Pricing Analysis and Report for the Calendar Year Ended December 31, 2013, the “Poly/DSS License Agreement”), (b) that certain Management and Administrative Services Agreement, effective as of July 5, 2010 (the “2010 Services Agreement”), and (c) that certain Management and Administrative Services Agreement, effective as of April 3, 2011 (the “2011 Services Agreement” and, together with the ASF License Agreement, the Cost Sharing Agreement, the Poly/DSS License Agreement, and the 2010 Services Agreement, the “Prepetition Intercompany Agreements”).).

2 WHEREAS, GT and GT SPE collectively own more than 2,100 ASF Furnaces, and GT HK owns approximately 240 ASF Furnaces; WHEREAS, GT asserts that (a) it did not provide the most recent version of 165 kg ASF Furnace technology to GT HK prior to the Petition Date and (b) even if it has a legal obligation to provide such technology to GT HK, GT HK must first pay its share of the development costs for such technology under the Cost Sharing Agreement; WHEREAS, under the current structure of the ASF License Agreement and the Cost Sharing Agreement, GT, GT SPE, and GT HK require each other’s cooperation in order to sell any of their ASF Furnaces outside of the United States; WHEREAS, following extensive good faith, arm’s-length negotiations among GT, GT SPE, GT HK, certain unaffiliated holders of notes issued by GT Parent, and other parties in interest, GT, GT SPE, and GT HK have agreed to enter into that certain Intercompany Settlement Agreement, dated as of July 20, 2015 (the “Intercompany Settlement Agreement”), which resolves numerous intercompany issues, including, without limitation, the sale of their ASF Furnaces in the marketplace and the sharing of proceeds from such sales among them; WHEREAS, GT and GT HK each desire to assume the ASF License Agreement, as amended by this First Amendment, subject to the terms and conditions in the Intercompany Settlement Agreement, including, without limitation, GT HK’s issuance of that certain Contingent Note, dated July 20, 2015 (the “Contingent Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy, among other things, the cure costs under the Prepetition Intercompany Agreements; WHEREAS, under the Intercompany Settlement Agreement, GT HK has agreed to issue to GT that certain Priority Note, dated July 20, 2015 (the “Priority Note”) (a copy of which is annexed to the Intercompany Settlement Agreement), to satisfy certain post-petition administrative expense claims by GT against GT HK; and WHEREAS, in connection with the Intercompany Settlement Agreement, GT, GT SPE, and GT HK have entered into that certain Intercompany Sales Agreement, dated July 20, 2015 (the “Intercompany Sales Agreement”) (a copy of which is annexed to the Intercompany Settlement Agreement) governing the sale of ASF Furnaces by GT and GT SPE to GT HK. NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, the Parties agree as follows: 1. AMENDMENTS TO ASF LICENSE AGREEMENT 1.1 Section 9.1 of the ASF License Agreement is hereby deleted in its entirety and inserted in place thereof shall be the new Section 9.1: The term of this Agreement will commence on the Effective Date and will continue until the later of (a) the Maturity Date (as defined in the Priority Note) of the Priority Note and (b) the date that the Contingent Note has been repaid in full

3 (including all interest accrued thereupon), unless terminated pursuant to this Article IX; provided, that beginning on the date that is four years from Bankruptcy Court approval of the Intercompany Settlement Agreement, each of GT and GT HK may terminate this Agreement upon no less than three (3) months prior written notice to the other. 1.2 The following new Sections 9.2 (vii), (viii), and (ix) shall be added at the end of Section 9.2 of the ASF License Agreement: (vii) GT HK is in breach of its obligation to pay royalty under Article III of this Agreement and such failure to pay is not cured within 10 days after GT provided notice of such non-payment to GT HK. (viii) An Event of Default (as defined under the Priority Note or the Contingent Note, as applicable) has occurred under the Priority Note or the Contingent Note. (ix) GT HK is in material breach of any of its obligations under (a) the Intercompany Settlement Agreement, (b) the Intercompany Sales Agreement, (c) the Cost Sharing Agreement (as amended by that certain First Amendment to Cost Sharing Agreement, dated as of July 20, 2015), (d) the Poly/DSS License Agreement (as amended by that certain Second Amendment to Poly/DSS License Agreement, dated as of July 20, 2015), (e) the 2010 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of July 5, 2015), dated as of July 20, 2015), or (f) the 2011 Services Agreement (as amended by that certain First Amendment to Management and Administrative Services Agreement (Effective as of April 3, 2011), dated as of July 20, 2015), and such breach is not cured within 10 days after GT provided notice of such breach to GT HK. 1.3 For sales of ASF Furnaces by GT HK occurring from and after the date the Bankruptcy Court approves the Intercompany Settlement Agreement (such date, the “Approval Date”), and until the Contingent Note has been repaid in full, including all interest accrued thereupon, the payment of a royalty by GT HK to GT under the ASF License Agreement shall be made as follows: (i) Notwithstanding anything to the contrary in the ASF License Agreement, with respect to the sale of any ASF Furnaces owned by GT or GT SPE as of the date hereof, royalties shall be paid by application of the Contingent Payment (as defined in the Intercompany Settlement Agreement) in accordance with the Intercompany Settlement Agreement. (ii) With respect to the sale of any ASF Furnaces owned by GT HK as of the date hereof, royalties shall be due and payable by GT HK in accordance with Article III of the ASF License Agreement and the Parties’ practices prior to the Petition Date. 1.4 Following payment in full of the Contingent Note, for sales of ASF Furnaces (whether owned by GT, GT SPE, or GT HK as of the date hereof), GT HK shall resume

4 performance under the ASF License Agreement, without taking into account Section 1.3 of this First Amendment, and make payments thereunder in accordance with the terms of the ASF License Agreement and the Parties’ practices prior to the Petition Date. 1.5 The issuance of the Priority Note and the Contingent Note, together with the $10 million cash payment under the Intercompany Settlement Agreement, resolves all of the Parties’ payment obligations under the ASF License Agreement through the end of the second quarter of 2015. 2. MISCELLANEOUS 2.1 Except as otherwise amended herein, the terms and conditions of the ASF License Agreement shall remain in full force and effect. 2.2 This First Amendment will be governed by and construed in accordance with the laws of the State of New Hampshire, USA, without regards to its conflict of law provisions. 2.3 This First Amendment may be executed in counterparts, and when all parties have executed a copy hereof, the executed copies taken together shall be deemed to be the full and complete agreement of the Parties. 2.4 The effectiveness of this First Amendment and the obligations of each of the Parties hereunder are conditioned upon entry of an order by the Bankruptcy Court approving the Intercompany Settlement Agreement. [remainder of page intentionally left blank]